UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.2577

(Registrant’s telephone number, including area code)

Karen S. Gilomen, Secretary

Clough Funds Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Report to Stockholders.

Clough Global Long/Short Fund	Table of Contents

Shareholder Letter	2
Portfolio Performance	5
Disclosure of Fund Expenses	8
Statement of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Trustees & Officers	31
Privacy Policy	35

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2018 (Unaudited)

Dear Shareholders:

For the fiscal year ended in 2018, the Fund had a total return of -2.99% for Class I, compared to 7.35% for the S&P 500 and -0.53% for the HFRI Equity Hedge Index. The long book averaged an 85.4% exposure (detracting 1.11% from returns), while the short book averaged a 20.7% exposure (detracting 0.16% from returns in an up market).

The Fund underperformed its long/short benchmark, the HFRI Equity Hedge Index, for the year by 2.46%, and its long-only benchmark, the S&P 500 Index by 10.34%.

By region, the portfolio had its most meaningful gains from the U.S. (246 basis points) and Europe (239 basis points). The countries which negatively impacted performance in the period were China (286 basis points), India (188 basis points) and Japan (188 basis points). By sector, the greatest contributions to returns were from Health Care (389 basis points) and Industrials (53 basis points). The sectors that detracted most from the Fund’s returns were Communication Services (-225 basis points), Energy (-97 basis points), Financials (-89 basis points), and Consumer Staples (-78 basis points).

The following is a summary of the key themes expressed in the Fund during the Fiscal Year

Consumer Dynamism in Asia

The Fund’s average exposure to emerging markets (primarily China and India) during the fiscal year was 14%, which detracted 474 basis points from performance. With the MSCI China Index down 16.73%, emerging market exposure presented a headwind - especially relative to the Fund’s more domestic-oriented benchmarks.

Headlines dominated emerging market sentiment, often masking important underlying changes. In India, we believe the progress Prime Minister Modi and his administration have accomplished over the last four years is unprecedented, while China continues to gain market share of global consumption and gross domestic product (“GDP”).

In an environment where sentiment trumps fundamentals, we reduced exposure to these markets. The Fund’s net emerging market exposure had peaked near 26% in early calendar 2018 (on the heels of meaningful outperformance last year) but this exposure had been reduced to about 11% by the end of the fiscal year. Turbulence stemming from U.S. and China trade tensions, along with the impact to India’s current account balance from rising U.S. rates and higher oil prices may prove transient, but they have fed negative sentiment and thus weighed on performance.

CHINA

After 2017’s 45% rise, China’s equity markets are suffering a bout of investor fatigue, but we think the secular positives still outweigh the politically-driven negatives. Consumer spending is softening, auto sales are down, the currency has declined this year, and we are constantly reminded that debt levels in the shadow banking system loom over the economy - but Asia still has strong growth, stable interest rates and very attractive valuations.

China’s capital markets are maturing. There were $100 billion in securitizations in the first half of 2018, with trade credit available to mitigate trade conflict. While China’s total exports are 17% of GDP (down from 35% a decade ago), net exports are closer to 7% of GDP - and 80% of these go to places other than the United States.

INDIA

India’s stock market and its currency declined in the second half of the fiscal year. India imports 80% of its oil, so the rise in both oil prices and U.S. interest rates has left India quite vulnerable. Liquidity is tightening in the money markets, which threaten non-bank financial companies and raises the risk of contagion within the financial system. The triggering event was a default by a subsidiary of Infrastructure Leasing & Financial Services, and the fear is that other non-bank financials will have trouble rolling over their loans and servicing debt. The Fund’s investments have been centered in high quality, well-managed and diversified financial companies that are critical to India’s economy. As a broad restructuring of India’s public banks takes place, these diversified financial institutions should become the go-to sources of credit.

Since the demonetization policy was implemented, the number of Indians with bank accounts has grown by approximately 50%. That gives these citizens access to legitimate credit. Not surprisingly, bank credit growth is accelerating, which suggests a further pick-up in GDP growth. Retail credit growth is running 20% higher year-over-year, and credit card growth is up 45%. Housing investment is also set to rise sharply under government plans to build 50 million houses by 2022. Affordability metrics are solid, with mortgage service costs at roughly 20% of incomes and mortgage rates near 6%.

2	www.cloughglobal.com

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2018 (Unaudited)

Indians save 40% of their incomes. Much of that has been stored in gold, with the level of household gold holdings on par with the level of deposit savings. As more Indians move their personal savings from physical gold into the banking system, they increase their ability to access credit.

Although liquidity will remain tight, we don’t think contagion will spread broadly. The central bank can inject liquidity where needed and the economy is still growing 8% annually. The rural economy is particularly strong. Once the U.S. rates peak, oil prices fall, and dollar strength reverses, we believe it is likely that money flows back into India.

Biotechnology and Pharmaceuticals

The Fund’s exposure to the healthcare sector added 389 basis points to performance during the year, on an average net exposure of 15% for the period. Healthcare was the Fund’s leading contributor to performance, by sector, for the fiscal period.

We continue to monitor the Trump administration’s actions and rhetoric on drug costs. The administration, through the Centers for Medicare and Medicaid Services and the U.S. Food and Drug Administration, remains focused on innovation within biotech and has stated its support of a high-risk / high-innovation approach. Our longer-term outlook for small and mid-cap biotech companies remains bullish. Biotech has seen its share of new medicine development increase significantly since 2001, whereas big pharma has seen its share of innovation decrease.

We believe these smaller, more prolific drug developers are likely to continue to be rewarded through premium priced mergers and acquisitions (“M&A”), as the largest companies continue to look outside their own labs for products.

Technological Innovation

During the fiscal year, the Fund’s average net exposure to Information Technology (“IT”) was 8% and detracted 12 basis points from performance. This sector is expected to continue to absorb the bulk of global capital spending and the engines of growth are artificial intelligence, social media and mobile technologies.

Much of the Fund’s IT exposure is in software, where we are in the early innings of a seismic move from “on-premise” to “cloud-based” software. As disrupters like Uber and Airbnb (neither of which are held in the Fund) invade industries, incumbents are being forced to ramp up software spending to compete, and the Fund currently owns a suite of software vendors that we believe are positioned to benefit.

Other areas of exposure in the portfolio related to technological innovation can be found in some of the “digital disruptors” that are taking share from legacy retailers and providers of communications content and infrastructure. We’ve had a longstanding preference for innovative business models led by strong management teams, and we continue to identify holdings from this arena.

U.S. Household Formation

The portfolio had a 11% weighting to our household formation theme during the year, which created a 152 basis point drag on performance.

The move higher in interest rates and related concerns about the end of the current housing cycle pressured homebuilders and home improvement retailers in the fiscal year. In our view, housing activity is closer to a trough than a peak. The recent slowdown will likely reverse with the first sign of economic slowing and a downtick in yields. Millennials can afford to enter the housing market but are slow to do so after a 30-basis point jump in mortgage rates and higher home prices. The trend is still toward higher income levels and growing household formations, amidst tight rental markets and a low inventory of affordable houses. Absorption of outstanding inventories should occur relatively quickly, as a portion of the owned housing stock has been converted to rentals. With household formations moving up rapidly (2.26 million new family formations occurred in June, the highest since 2005) the supply/demand imbalance may favor the builders and home improvement businesses for many years.

The Short Book

For the year, short positions carried an average weighting of -21% in the Fund, which helped to lower overall volatility but detracted 16 basis points from returns.

We remain short several European banks. A recent sell-off in Italian bonds translated into lower bank stock prices across Europe, demonstrating the link between weak banks and weak government finances. The cost of credit is rising in response to aggressive fiscal stimulus plans. Falling bond prices weaken bank capital positions since the banks are a key source of government funding. Italian banks are particularly vulnerable. Italy’s banks are hurt by rising bond yields and remain vulnerable to a $290 billion pile of nonperforming loans. Moody’s recently cut Italy’s credit rating to a notch above junk status, while S&P downgraded its outlook for Italy’s sovereign debt.

Meanwhile, French banks have written down less than 6% of their loans and they likely remain insolvent. At least they are liquid, but the European Central Bank is gradually turning off the liquidity spigot. We think a new solvency crisis looms in Europe and what little capital Europe’s banks still have is fragile. At the same time, offshore dollar liquidity is tightening as U.S. corporations bring back their overseas cash hordes. The U.S. is tightening monetary policy while loosening fiscal policy, which draws more money into the U.S. Eventually, heavy subprime borrowing in the U.S. may reverse and force deleveraging, but that dynamic does not appear to be imminent.

Annual Report | October 31, 2018	3

Clough Global Long/Short Fund	Shareholder Letter

October 31, 2018 (Unaudited)

The Fund has also established short positions in certain smartphone suppliers and select semiconductor manufacturers. Both industries face stagnant to declining demand and declining margins. While the semiconductor industry has been a key enabler of a data-driven economy and has become inherently less cyclical, the current demand cycle has led to pricing and profit margin levels which are unsustainable for certain suppliers. Many suppliers have responded by building capacity, perhaps more than the demand that exists at current prices.

Technological innovation creates an array of investment opportunities on both the long and short sides. From our perspective, several legacy tech companies which generate revenues by maintaining legacy systems are in a state of decline. Their franchises, whether in hardware or software, are eroding. They may claim opportunities in the cloud, but too often they are in no position to compete with large incumbents.

Lithium mining companies are bringing online what may become excess capacity from Latin America to China. Two Chinese lithium miners are about to list shares in Hong Kong, potentially accelerating the rate of capital into this area. Yes, electronic vehicles will grow in number and the demand for lithium as a component for batteries will also grow, but probably not fast enough to use oncoming supplies at current prices. We think this supply/demand imbalance is creating short opportunities among lithium miners.

In Conclusion

Emerging market headwinds and the recent spike in Treasury yields have negatively impacted several areas of exposure for the Fund. Inflation expectations are actually falling, so we think the recent rise in bond yields may be reflecting growth in the economy and could be close to peaking.

Equities are clearly discounting a peak in the profit cycle. Residential housing and auto sales are weak and forward-looking indicators of business capital spending point to a slowdown. Global Purchasing Managers Index (“PMI”) is falling, cyclicals are underperforming, and the global profit cycle is peaking. Central banks are focused on labor costs and headline consumer inflation indicators (which tend to be backward-looking) at a time when private debt is high, and a raft of high yield debt has been added to balance sheets.

As we evaluate the investment landscape with a global perspective and a long/short mandate, we see a few crosscurrents. Abundant amounts of liquidity throughout the capital markets, broad strength in the real economy and palatable valuations should provide support for equities. Yet, the market’s near-term response to heightened trade tensions, a peaking profit cycle, and the onward march of the Fed tightening cycle has been to discount a wide range of equities, some meaningfully, and many beyond where fundamentals should dictate.

We believe that as rates, currencies and trade tensions stabilize, capital will again flow into compelling areas of growth. Some of those growth opportunities exist in the biotech space, in the information technology sector, amongst digital disruptors, and in the Asian emerging markets. Meanwhile, an environment like this creates compelling opportunities with the short book, which we are finding in European financials, legacy retailers, and some legacy tech companies.

Sincerely,

Charles I. Clough, Jr.	Vincent M. Lorusso, Jr.

4	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Performance

October 31, 2018 (Unaudited)

Performance (as of October 31, 2018)

	1 Month	Quarter	6 Month	1 Year	Since Inception†
Class I - NAV^	-9.32%	-10.39%	-7.28%	-2.99%	1.56%
Investor Class - NAV*(c)	-9.32%	-10.47%	-7.42%	-3.28%	1.24%
Class A - NAV*(d)	-9.32%	-10.47%	-7.42%	-3.28%	2.03%
Class A - MOP*(d)	-14.31%	-15.40%	-12.54%	-8.62%	0.19%
Class C - NAV*	-9.39%	-10.63%	-7.71%	-3.87%	0.66%
Class C - CDSC*	-10.30%	-11.53%	-8.63%	-4.84%	0.66%
S&P 500 Index(a)	-6.84%	-3.25%	3.40%	7.35%	9.67%
HFRI Equity Hedge Index(b)	-4.25%	-4.39%	-3.37%	-0.53%	3.73%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 425-6844 or by visiting www.cloughglobal.com.

†	Fund’s commencement date is September 30, 2015. The performance data quoted for the period prior to September 30, 2015 is that of an unregistered investment fund (the “Predecessor Fund”) that was managed by the Adviser since its inception and was reorganized into the Fund as of the date the Fund commenced investment operations. The Predecessor Fund was not a registered mutual fund and therefore was not subject to the same investment and tax restrictions as the Fund. Performance information reflects all fees and expenses incurred by the Predecessor Fund, and has not been adjusted to reflect Fund expenses. If it had been so adjusted, the Predecessor Fund’s performance would have been higher for that period. The Predecessor Fund commenced operations on January 2, 2015.

*	Returns shown prior to 9/30/2015 are based on the returns of the Predecessor Fund adjusted to reflect 12b-1 fees and shareholder services fees, as applicable.

^	Returns shown prior to 9/30/2015 are based on the returns of the Predecessor Fund.

(a)	The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Index performance does not reflect fund performance.

(b)	An index designed by Hedge Fund Research, Inc. to represent the performance of investment managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed by such managers to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The HFRI family of indices reserves the right to revise historical performance data for a period of up to four months following the as of date. The performance shown was calculated using current, available data at the time of publication, but is subject to change outside of the control of the Fund and its affiliates

(c)	On December 1, 2017, Class A was renamed Investor Class.

(d)	A new Class A commenced operations on June 29, 2018.

Returns of less than 1 year are cumulative.

An investor cannot invest directly in an index.

Annual Report | October 31, 2018	5

Clough Global Long/Short Fund	Portfolio Performance & Allocation

October 31, 2018 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2018)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. The historical performance prior to September 30, 2015 is that of the Predecessor Fund. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*
Citigroup, Inc.	2.28%
Apple, Inc.	2.04%
JPMorgan Chase & Co.	1.99%
First Republic Bank	1.95%
Bank of America Corp.	1.90%
Yelp, Inc.	1.88%
salesforce.com, Inc.	1.81%
Teladoc Health, Inc.	1.71%
Amazon.com, Inc.	1.61%
Home Depot, Inc.	1.57%
Top Ten Holdings	18.74%

*	Holdings are subject to change

Sector Allocation**	Long Exposure % TNA	Short Exposure % TNA	Gross Exposure % TNA	Net Exposure % TNA
Health Care	20.3%	-2.5%	22.8%	17.8%
Consumer Discretionary	17.3%	-1.7%	18.9%	15.6%
Information Technology	15.4%	-6.0%	21.4%	9.5%
Financials	13.1%	-6.2%	19.4%	6.8%
Communication Services	7.7%	-0.6%	8.3%	7.1%
Industrials	4.7%	-1.4%	6.1%	3.3%
Consumer Staples	3.4%	-0.6%	4.0%	2.8%
Materials	1.0%	-0.7%	1.7%	0.3%
Real Estate	0.8%	0.0%	0.8%	0.8%
Utilities	0.5%	0.0%	0.5%	0.5%
Total Investments	84.2%	-19.7%	103.9%	64.5%

6	www.cloughglobal.com

Clough Global Long/Short Fund	Portfolio Allocation

October 31, 2018 (Unaudited)

Country Allocation **	Long Exposure % TNA	Short Exposure % TNA	Gross Exposure % TNA	Net Exposure % TNA
United States	51.4%	-10.6%	62.0%	40.8%
Multinational	9.9%	-1.5%	11.4%	8.4%
China	7.1%	0.0%	7.1%	7.1%
India	4.6%	0.0%	4.6%	4.6%
Japan	3.5%	-0.8%	4.3%	2.7%
Other Developed Markets	2.2%	0.0%	2.2%	2.2%
Europe	4.6%	-4.6%	9.2%	0.0%
Other Emerging Markets	0.9%	-2.2%	3.1%	-1.3%
Total Investments	84.2%	-19.7%	103.9%	64.5%

**	Allocation summaries and top ten long holdings calculated as percent of total net assets using market value of cash traded securities, notional value of derivative contracts and excluding short-term investments and futures.

Annual Report | October 31, 2018	7

Clough Global Long/Short Fund	Disclosure of Fund Expenses

October 31, 2018 (Unaudited)

Examples. As a shareholder of the Clough Global Long/Short Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2018 and held through October 31, 2018.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2018 – October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/18	Ending Account Value 10/31/18	Expense Ratio(a)(b)	Expenses Paid During period 05/01/18 - 10/31/18(c)
Clough Global Long/Short Fund
Class I
Actual	$1,000.00	$927.20	2.12%	$10.30
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	2.12%	$10.76
Investor Class(d)
Actual	$1,000.00	$925.80	2.44%	$11.84
Hypothetical (5% return before expenses)	$1,000.00	$1,012.91	2.44%	$12.38
Class A(e)
Actual	$1,000.00	$895.30	2.31%	$ 7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,013.56	2.31%	$11.72
Class C
Actual	$1,000.00	$922.90	3.13%	$15.17
Hypothetical (5% return before expenses)	$1,000.00	$1,009.43	3.13%	$15.85

(a)	Expense ratio excluding interest expense and dividends paid on borrowed securities for the Clough Global Long/Short Fund is 1.60%, 1.90%, 1.85%, and 2.60% for Class I, Investor Class, Class A, and Class C respectively.
(b)	Annualized, based on the Fund's most recent fiscal half year expenses.
(c)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).
(d)	On December 1, 2017, Class A was renamed Investor Class.
(e)	A new Class A commenced operations on June 29, 2018.

8	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2018

	Shares	Value
COMMON STOCKS 83.59%
Communication Services 7.75%
China Tower Corp., Ltd.(a)	1,156,000	$175,421
GCI Liberty, Inc. - Class A(a)(b)	13,871	656,514
HUYA, Inc. - ADR(a)	10,200	176,664
iQIYI, Inc. - ADR(a)	13,900	272,996
Nintendo Co., Ltd.	2,879	897,112
T-Mobile US, Inc.(a)	6,200	425,010
TrueCar, Inc.(a)	46,200	525,756
Vonage Holdings Corp.(a)	26,200	347,412
Yelp, Inc.(a)	26,000	1,113,320
		4,590,205

Consumer Discretionary 17.24%
Amazon.com, Inc.(a)	595	950,816
ANTA Sports Products, Ltd.	148,300	608,938
At Home Group, Inc.(a)	17,900	489,386
Baozun, Inc. - Sponsored ADR(a)	4,200	167,202
Carter's, Inc.	6,450	619,071
Carvana Co.(a)	15,700	608,375
Children's Place, Inc.	4,300	642,420
DR Horton, Inc.(b)	11,160	401,313
Floor & Decor Holdings, Inc. - Class A(a)	16,300	416,954
Galaxy Entertainment Group, Ltd.	29,000	156,798
Home Depot, Inc.	5,300	932,164
Huazhu Group, Ltd. - ADR	6,700	175,272
Installed Building Products, Inc.(a)	6,200	188,852
Lennar Corp. - Class A(b)	10,819	465,001
Mahindra & Mahindra, Ltd.	43,166	447,129
Mohawk Industries, Inc.(a)	1,900	236,987
Pool Corp.	4,700	685,025
PulteGroup, Inc.(b)	11,273	276,978
RH(a)	2,700	312,417
Service Corp. International	8,836	366,429
TAL Education Group - ADR(a)	7,100	205,758
Toll Brothers, Inc.(b)	8,800	296,208
Wayfair, Inc. - Class A(a)	5,120	564,685
		10,214,178

Consumer Staples 2.76%
Estee Lauder Cos., Inc. - Class A	2,900	398,576
Japan Tobacco, Inc.	27,800	716,096
Orion Corp.	6,250	521,588
		1,636,260
	Shares	Value
Financials 13.12%
Bank of America Corp.(b)	40,950	$1,126,125
Citigroup, Inc.(b)	20,649	1,351,683
Credit Acceptance Corp.(a)(b)	1,085	460,496
Edelweiss Financial Services, Ltd.	83,496	183,602
First Republic Bank(b)	12,700	1,155,573
Golub Capital BDC, Inc.	18,200	335,790
Housing Development Finance Corp., Ltd.	24,952	597,016
Indiabulls Housing Finance, Ltd.	23,122	260,973
JPMorgan Chase & Co.(b)	10,800	1,177,416
Morgan Stanley	16,933	773,161
Ping An Insurance Group Co. of China, Ltd. - Class H	37,300	351,265
		7,773,100
Health Care 20.21%
Align Technology, Inc.(a)(b)	1,430	316,316
Amgen, Inc.	4,000	771,160
Apellis Pharmaceuticals, Inc.(a)(b)	39,600	554,004
Avanos Medical, Inc.(a)	9,500	537,700
Biogen, Inc.(a)	1,453	442,104
BioMarin Pharmaceutical, Inc.(a)	9,336	860,499
Correvio Pharma Corp.(a)	152,870	516,701
CRISPR Therapeutics AG(a)	23,200	760,264
Equillium, Inc.(a)	16,700	233,800
Galapagos NV - Sponsored ADR(a)	3,083	316,717
GW Pharmaceuticals PLC - ADR(a)	5,321	731,584
Idorsia, Ltd.(a)	19,294	373,754
Illumina, Inc.(a)	1,475	458,946
Intra-Cellular Therapies, Inc.(a)	36,600	621,468
Johnson & Johnson	5,850	818,941
Perrigo Co., PLC	10,100	710,030
Sienna Biopharmaceuticals, Inc.(a)(b)	14,100	130,143
Teladoc Health, Inc.(a)	14,600	1,012,364
Veracyte, Inc.(a)	24,200	359,370
Vertex Pharmaceuticals, Inc.(a)	4,752	805,274
WAVE Life Sciences, Ltd.(a)	13,700	639,653
		11,970,792

Industrials 4.72%
Armstrong World Industries, Inc.(a)	6,400	395,200
Ashtead Group PLC	21,017	519,952
China Railway Construction Corp., Ltd. - Class H	450,500	569,879
GS Yuasa Corp.	22,180	456,043
Larsen & Toubro, Ltd.	30,934	542,793
Masonite International Corp.(a)	5,600	310,184
		2,794,051

Annual Report | October 31, 2018	9

Clough Global Long/Short Fund	Statement of Investments

October 31, 2018

	Shares	Value
Information Technology 15.40%
Apple, Inc.(b)	5,510	$1,205,919
GTT Communications, Inc.(a)	9,700	348,230
Guidewire Software, Inc.(a)	5,000	444,850
Luxoft Holding, Inc.(a)	12,600	519,498
Microsoft Corp.(b)	7,750	827,777
Mimecast, Ltd.(a)	17,200	599,592
RealPage, Inc.(a)	8,200	434,600
salesforce.com, Inc.(a)(b)	7,800	1,070,472
ServiceNow, Inc.(a)	3,660	662,606
Shopify, Inc. - Class A(a)	5,600	773,640
Talend SA - ADR(a)	5,200	322,140
ViaSat, Inc.(a)(b)	5,300	337,928
Virtusa Corp.(a)	8,700	431,433
WNS Holdings, Ltd. - ADR(a)	13,800	692,622
Zendesk, Inc.(a)	8,200	450,754
		9,122,061

Materials 1.05%
Anhui Conch Cement Co., Ltd.
- Class H	120,000	619,744

Real Estate 0.81%
Redfin Corp.(a)	30,900	477,405

Utilities 0.53%
Beijing Enterprises Water Group, Ltd.	619,200	315,050

TOTAL COMMON STOCKS
(Cost $49,840,230)		49,512,846

SHORT-TERM INVESTMENTS 13.91%
Money Market Funds 13.91%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (2.061% 7-day yield)	8,237,718	8,237,718

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,237,718)		8,237,718

Total Investments - 97.50%
(Cost $58,077,948)		57,750,564

Other Assets in Excess of Liabilities - 2.50%(c)		1,480,802

NET ASSETS - 100.00%		$59,231,366
SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (17.20%)
Communication Services (0.57%)
Cars.com, Inc.	(13,000)	$(339,430)

Consumer Discretionary (1.71%)
Dick's Sporting Goods, Inc.	(14,880)	(526,306)
Williams-Sonoma, Inc.	(8,160)	(484,541)
		(1,010,847)

Consumer Staples (0.55%)
Walgreens Boots Alliance, Inc.	(4,100)	(327,057)

Financials (5.39%)
American Express Co.	(5,953)	(611,552)
Deutsche Bank AG	(51,300)	(501,201)
Mediobanca Banca di Credito Finanziario SpA	(63,556)	(558,041)
Santander Consumer USA Holdings, Inc.	(27,200)	(510,000)
Societe Generale S.A.	(14,173)	(521,403)
UniCredit SpA	(38,266)	(490,458)
		(3,192,655)

Health Care (2.53%)
Cardinal Health, Inc.	(12,800)	(647,680)
Editas Medicine, Inc.	(8,650)	(219,104)
McKesson Corp.	(5,051)	(630,163)
		(1,496,947)

Industrials (1.44%)
MasTec, Inc.	(8,100)	(352,431)
Stericycle, Inc.	(3,700)	(184,889)
Triumph Group, Inc.	(17,300)	(315,725)
		(853,045)

Information Technology (5.01%)
AU Optronics Corp. - Sponsored ADR	(87,134)	(333,723)
Diodes, Inc.	(10,900)	(329,071)
F5 Networks, Inc.	(1,900)	(333,032)
International Business Machines Corp.	(3,060)	(353,216)
Juniper Networks, Inc.	(15,900)	(465,393)
KEMET Corp.	(10,300)	(224,334)
Manhattan Associates, Inc.	(6,900)	(329,406)
Siltronic AG	(1,397)	(128,294)
SUMCO Corp.	(10,700)	(144,709)

10	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Investments

October 31, 2018

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Information Technology (continued)
Taiyo Yuden Co., Ltd.	(16,300)	$(329,221)
		(2,970,399)

TOTAL COMMON STOCKS
(Proceeds $11,261,161)		(10,190,380)

TOTAL SECURITIES SOLD SHORT
(Proceeds $11,261,161)		$(10,190,380)

(a)	Non-income producing security.

(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short. As of October 31, 2018, the aggregate market value of those securities was $2,789,514, representing 4.71% of net assets. (See Note 1)

(c)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Market Value	Net Unrealized Appreciation
Morgan Stanley	Banco Santander SA Sociedad Quimica Y Minera De Chile	$(629,752)	1D FEDEF - 50 bps	1 D FEDEF	05/18/2020	$(551,220)	$78,532
Morgan Stanley	SA	(444,445)	1D FEDEF - 390 bps	1 D FEDEF	02/03/2020	(396,612)	47,833
Morgan Stanley	Walsin Technology Corp.	(512,517)	1D FEDEF - 919.09 bps	1 D FEDEF	08/19/2019	(366,237)	146,280
		$(1,586,714)				$(1,314,069)	$272,645

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Market Value	Net Unrealized Depreciation
Morgan Stanley	Globalwafers Co., Ltd.	$(110,523)	1D FEDEF - 412.50 bps	1 D FEDEF	09/09/2019	$(127,737)	$(17,214)
Morgan Stanley	Jiangsu Yanghe Brewery	561,397	1D FEDEF + 255 bps	1 D FEDEF	03/11/2019	$399,232	(162,165)
Morgan Stanley	Samsung Electro-Mechanics Co., Ltd.	(61,600)	1D FEDEF - 650 bps	1 D FEDEF	10/26/2020	$(66,375)	(4,775)
		$389,274				$205,120	$(184,154)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

Annual Report | October 31, 2018	11

Clough Global Long/Short Fund	Statement of Assets and Liabilities

October 31, 2018

ASSETS:

Investments, at value (Cost - see below)	$57,750,564
Cash	97,269
Foreign currency, at value (Cost $135,509)	135,509
Deposit with broker for securities sold short	11,709,029
Deposit with broker for total return swap contracts	687,645
Unrealized appreciation on total return swap contracts	272,645
Interest receivable - margin account	17,270
Dividends receivable	23,758
Interest receivable	18,208
Receivable for investments sold	1,577,453
Total return swap contracts payments receivable	166,812
Receivable for shares sold	72,360
Prepaid expenses and other assets	36,093
Total Assets	72,564,615

LIABILITIES:

Securities sold short (Proceeds $11,261,161)	10,190,380
Payable for investments purchased	2,664,061
Payable for shares redeemed	10,683
Unrealized depreciation on total return swap contracts	184,154
Dividends payable - short sales	6,708
Accrued investment advisory fee	41,322
Accrued distribution and service fees	4,710
Accrued legal expense	40,191
Accrued administration fee	12,585
Accrued trustees fee	1,106
Other payables and accrued expenses	177,349
Total Liabilities	13,333,249
Net Assets	$59,231,366
Cost of Investments	$58,077,948

COMPOSITION OF NET ASSETS:

Paid-in capital	$61,133,470
Distributable Earnings	(1,902,104)
Net Assets	$59,231,366
PRICING OF CLASS I SHARES:
Net Assets	$52,684,499
Shares outstanding of no par value, unlimited shares authorized	4,924,544
Net Asset Value, offering and redemption price per share	$10.70
PRICING OF INVESTOR CLASS SHARES:
Net Assets	$2,775,653
Shares outstanding of no par value, unlimited shares authorized	261,884
Net Asset Value, offering and redemption price per share	$10.60
Maximum offering price per share (NAV/0.945), based on maximum sales charge of 5.50% of the offering price	$11.22
PRICING OF CLASS A SHARES:
Net Assets	$209,099
Shares outstanding of no par value, unlimited shares authorized	19,727
Net Asset Value, offering and redemption price per share	$10.60
PRICING OF CLASS C SHARES:
Net Assets	$3,562,115
Shares outstanding of no par value, unlimited shares authorized	341,900
Net Asset Value, offering and redemption price per share	$10.42

See Notes to the Financial Statements.

12	www.cloughglobal.com

Clough Global Long/Short Fund	Statement of Operations

For the year ended October 31, 2018

INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $9,860)	$662,304
Interest income - margin account	83,318
Total Income	745,622

EXPENSES:

Investment advisory fees	719,327
Distribution and shareholder service fees:
Investor Class(a)	9,044
Class A(b)	219
Class C	23,863
Administration fees	92,439
Trustees fees	79,275
Registration fees	64,407
Dividend expense - short sales	229,782
Custodian fees	59,265
Audit & Tax Services fees	43,000
Legal fees	127,158
Printing fees	11,655
Insurance fees	22,358
Transfer agent fees	50,935
Delegated transfer agent fees:
Class I	4,789
Investor Class(a)	15
Class C	103
Other expenses	14,100
Total Expenses Before Waivers and/or Reimbursements	1,551,734
Less fees waived and/or reimbursed by Adviser:
Class I	(397,552)
Investor Class(a)	(21,047)
Class A(b)	(366)
Class C	(17,407)
Net Expenses	1,115,362
Net Investment Loss	(369,740)

NET REALIZED GAIN/(LOSS) ON:
Investment securities	(1,080,593)
Securities sold short	(656,914)
Total return swap contracts	474,577
Foreign currency transactions	(62,160)
Net realized loss	(1,325,090)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investment securities	(3,761,957)
Securities sold short	1,030,098
Total return swap contracts	(428,320)
Translation of assets and liabilities denominated in foreign currencies	689
Net change in unrealized depreciation	(3,159,490)
Net realized and unrealized loss	(4,484,580)
Net Decrease in Net Assets from Operations	$(4,854,320)

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	A new Class A commenced operations on June 29, 2018.

See Notes to the Financial Statements.

Annual Report | October 31, 2018	13

Clough Global Long/Short Fund	Statement of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
OPERATIONS:

Net investment loss	$(369,740)	$(332,237)
Net realized gain/(loss)	(1,325,090)	4,216,630
Net change in unrealized appreciation/(depreciation)	(3,159,490)	1,427,824
Net Increase/(Decrease) in Net Assets From Operations	(4,854,320)	5,312,217

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	40,880,632	5,582,746
Payments for shares redeemed	(13,523,671)	(25,241,907)
Net Increase/(Decrease) in Net Assets From Class I Capital Share Transactions	27,356,961	(19,659,161)

Investor Class(a)
Proceeds from shares sold	3,164,441	124,598
Payments for shares redeemed	(424,647)	(6,586)
Net Increase in Net Assets From Investor Class Capital Share Transactions	2,739,794	118,012

Class A(b)
Proceeds from shares sold	268,606	–
Payments for shares redeemed, net of redemption fees	(39,847)	–
Net Increase in Net Assets From Class A Capital Share Transactions	228,759	–

Class C
Proceeds from shares sold	3,909,708	19,994
Payments for shares redeemed	(83,154)	(8,916)
Net Increase in Net Assets From Class C Capital Share Transactions	3,826,554	11,078

Total Increase (Decrease) in Net Assets	$29,297,748	$(14,217,854)

NET ASSETS:
Beginning of period	29,933,618	44,151,472
End of period	$59,231,366	$29,933,618 (c)

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	A new Class A commenced operations on June 29, 2018.
(c)	For the prior year ended October 31, 2017, accumulated net investment loss was $645,999.

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Long/Short Fund – Class I	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.03	$9.40	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)	(0.10)	(0.12)		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.26)	1.73	(0.74)		0.31
Total from Investment Operations	(0.33)	1.63	(0.86)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–	–	(0.04)		–
Total Distributions to Common Shareholders	–	–	(0.04)		–
Net asset value - end of period	$10.70	$11.03	$9.40		$10.30

Total Investment Return - Net Asset Value(b)	(2.99)%	17.34%	(8.39)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$52,684	$29,629	$44,003		$35,760

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.85%	3.21%	3.76	%(c)	5.62	%(c)(d)
Operating expenses including fee waivers/reimbursements	2.03%	1.96%	2.50	%(c)	2.32	%(c)(d)
Net investment loss including fee waivers/reimbursements	(0.64)%	(0.96)%	(1.30	)%(c)	(1.66	)%(c)(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.42%	2.85%	2.86	%(c)	4.90	%(c)(d)
Operating expenses including fee waivers/reimbursements	1.60%	1.60%	1.60	%(c)	1.60	%(c)(d)
Net investment loss including fee waivers/reimbursements	(0.21)%	(0.60)%	(0.40	)%(c)	(0.94	)%(c)(d)

PORTFOLIO TURNOVER RATE(e)	156%	237%	261%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2018	15

Clough Global Long/Short Fund – Investor Class	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2018(a)		For the Year Ended October 31, 2017		For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.96		$9.37		$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)		(0.14)		(0.15)		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.25)		1.73		(0.74)		0.32
Total from Investment Operations	(0.36)		1.59		(0.89)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–		–		(0.04)		–
Total Distributions to Common Shareholders	–		–		(0.04)		–
Net asset value - end of period	$10.60		$10.96		$9.37		$10.30

Total Investment Return - Net Asset Value(c)	(3.28)%		16.97	%(h)	(8.68	)%(h)	3.00	%(h)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$2,776		$210		$76		$27

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.14%		3.78%		4.23	%(d)	6.44	%(d)(e)
Operating expenses including fee waivers/reimbursements	2.33	%(f)	2.29	%(f)	2.85	%(d)	2.67	%(d)(e)
Net investment loss including fee waivers/reimbursements	(0.93)%		(1.36)%		(1.57	)%(d)	(2.00	)%(d)(e)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.71%		3.38%		3.33	%(d)	5.72	%(d)(e)
Operating expenses including fee waivers/reimbursements	1.90	%(f)	1.89	%(f)	1.95	%(d)	1.95	%(d)(e)
Net investment loss including fee waivers/reimbursements	(0.50)%		(0.96)%		(0.67	)%(d)	(1.28	)%(d)(e)

PORTFOLIO TURNOVER RATE(g)	156%		237%		261%		22%

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(e)	Annualized.

(f)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 and the year ended October 31, 2017, in the amounts of 0.05% and 0.06%, respectively of average net assets of the share class.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.
(h)	Total investment return does not reflect the effect of sales charge.

See Notes to the Financial Statements.

16	www.cloughglobal.com

Clough Global Long/Short Fund – Class A	Financial Highlights

For a share outstanding throughout the period indicated

	For the Period June 29, 2018 (commencement) to October 31, 2018
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$11.84
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.02)
Net realized and unrealized loss on investments	(1.22	)(b)
Total from Investment Operations	(1.24)
Net asset value - end of period	$10.60

Total Investment Return - Net Asset Value(c)	(10.47)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$209

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.91	%(d)(e)
Operating expenses including fee waivers/reimbursements	2.32	%(d)(e)
Net investment loss including fee waivers/reimbursements	(0.61	)%(d)(e)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	2.44	%(d)(e)
Operating expenses including fee waivers/reimbursements	1.85	%(d)(e)(f)
Net investment loss including fee waivers/reimbursements	(0.14	)%(d)(e)

PORTFOLIO TURNOVER RATE(g)	156%

(a)	Per share amounts are based upon average shares outstanding.
(b)	The per share amount varies from the net realized and unrealized gain/loss for the whole period because of the timing of sales of fund shares and per share amount of realized and unrealized gains and losses at such time.
(c)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	According to the Fund's shareholder services plan, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended October 31, 2018 in the amount of 0.10% of average net assets of the share class.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

Annual Report | October 31, 2018	17

Clough Global Long/Short Fund – Class C	Financial Highlights

For a share outstanding throughout the period indicated

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016		For the Period September 30, 2015 (commencement) to October 31, 2015
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD	$10.84	$9.34	$10.30		$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)	(0.20)	(0.21)		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.24)	1.70	(0.71)		0.32
Total from Investment Operations	(0.42)	1.50	(0.92)		0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net realized gains	–	–	(0.04)		–
Total Distributions to Common Shareholders	–	–	(0.04)		–
Net asset value - end of period	$10.42	$10.84	$9.34		$10.30

Total Investment Return - Net Asset Value(b)	(3.87)%	16.06%	(8.97)%		3.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (in 000s)	$3,562	$95	$73		$26

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.79%	4.33%	4.78	%(c)	7.09	%(c)(d)
Operating expenses including fee waivers/reimbursements	3.06%	2.97%	3.50	%(c)	3.32	%(c)(d)
Net investment loss including fee waivers/reimbursements	(1.58)%	(2.03)%	(2.19	)%(c)	(2.66	)%(c)(d)
RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding fee waivers/reimbursements	3.32%	3.96%	3.88	%(c)	6.37	%(c)(d)
Operating expenses including fee waivers/reimbursements	2.59%	2.60%	2.60	%(c)	2.60	%(c)(d)
Net investment loss including fee waivers/reimbursements	(1.11)%	(1.66)%	(1.29	)%(c)	(1.94	)%(c)(d)

PORTFOLIO TURNOVER RATE(e)	156%	237%	261%		22%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total investment return is for the period indicated and has not been annualized. The total investment return would have been lower had certain expenses not been waived / reimbursed during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return does not reflect the effect of sales charge.
(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the Fund level.

See Notes to the Financial Statements.

18	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers four Classes of shares: Class I, Investor Class, Class A and Class C. Prior to December 1, 2017, Investor Class shares were named Class A shares. On June 29, 2018, a new Class A commenced operations. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. As of October 31, 2018, approximately 40% of the Fund is owned by affiliated parties. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946 – Investment Companies.

The net asset value (“NAV”) per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | October 31, 2018	19

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund’s investments carried at value.

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$49,512,846	$–	$–	$49,512,846
Short-Term Investments	8,237,718	–	–	8,237,718
TOTAL	$57,750,564	$–	$–	$57,750,564

Other Financial Instruments
Assets
Total Return Swap Contracts**	$–	$272,645	$–	$272,645
Liabilities
Securities Sold Short
Common Stocks	(10,190,380)	–	–	(10,190,380)
Total Return Swap Contracts**	–	(184,154)	–	(184,154)
TOTAL	$(10,190,380)	$88,491	$–	$(10,101,889)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough Capital”) believes the price provided is not reliable, securities of the Fund will be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

For the year ended October 31, 2018, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. As of and during the year ended October 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund plans to file U.S. Federal and various state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Certain foreign countries impose a capital gains tax which is accrued by the Fund based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce the Fund's NAV. The tax is paid when the gain is realized and is included in capital gains tax in the Statement of Operations.

20	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

Distributions to Shareholders: The Fund normally intends to pay dividends on an annual basis. Any net capital gains earned by the Fund are distributed annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and dividend expense-short sales are recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes. All of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Fund’s Statement of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Fund’s Statements of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Exchange Traded Funds: The Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Fund, if any, is reported on the Statement of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statement of Assets and Liabilities as Interest payable – margin account.

Annual Report | October 31, 2018	21

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock. Since the Fund intends to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

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Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. During the year ended October 31, 2018, the Fund did not invest in futures contracts.

Swaps: During the year ended October 31, 2018, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statement of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

During the year ended October 31, 2018, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

The effect of derivatives instruments on the Fund’s Statement of Assets and Liabilities as of October 31, 2018:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$272,645
		$272,645

	Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	$184,154
Total		$184,154

Annual Report | October 31, 2018	23

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

The effect of derivatives instruments on the Fund’s Statement of Operations for the year ended October 31, 2018:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/(depreciation) on total return swap contracts	474,577	(428,320)
Total		$474,577	$(428,320)

The average total return swap contracts notional amount during the year ended October 31, 2018 is $(352,477).

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2018.

Offsetting of Derivatives Assets
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Total Return Swap Contracts	$272,645	$–	$272,645	$(184,154)	$–	$88,491
Total	$272,645	$–	$272,645	$(184,154)	$–	$88,491

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Total Return Swap Contracts	$184,154	$–	$184,154	$(184,154)	$–	$–
Total	$184,154	$–	$184,154	$(184,154)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged which is disclosed in the Statement of Investments.

24	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

Counterparty Risk: The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that the Fund uses over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.

Other Risk Factors: Investing in the Fund may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Fund. These events may have adverse effects on the Fund such as a decline in the value and liquidity of many securities held by the Fund, and a decrease in NAV. Such unforeseen developments may limit or preclude the Fund’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Fund being subject to larger short-term declines in value compared to other types of investments.

The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

2. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

There were no distributions paid by the Fund during the years ended October 31, 2018 and October 31, 2017.

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2018, certain differences were reclassified. These differences relate to net operating losses.

The reclassifications were as follows:

Distributable earnings	Paid-in Capital
$618,359	$(618,359)

Included in the amounts reclassified was a net operating loss offset to paid-in capital of $618,359.

Ordinary and Capital Losses: Short-term capital losses deferred to the year ending October 31, 2019 were $1,440,909.

The Fund elects to defer to the year ending October 31, 2019, late year ordinary losses in the amount of $388,042.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated net realized loss on investments	(1,440,909)
Net unrealized depreciation on investments	(73,153)
Other accumulated losses	(388,042)
Total	$(1,902,104)

Annual Report | October 31, 2018	25

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of October 31, 2018, was as follows:

Gross appreciation (excess of value over tax cost)	$7,527,755
Gross depreciation (excess of tax cost over value)	(7,601,683)
Net appreciation (excess of tax cost over value) of foreign currency and derivatives	775
Net unrealized depreciation	$(73,153)
Cost of investments for income tax purposes	$58,895,273

The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales, passive foreign investment companies, and notional principal contracts.

3. CAPITAL TRANSACTIONS

Common Shares: There is an unlimited number of shares of beneficial interest with no par value per share. Shares redeemed within 30 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount.

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017
Class I:
Beginning of period	2,687,347	4,681,053
Shares sold	3,446,651	546,132
Shares redeemed	(1,209,454)	(2,539,838)
Net increase (decrease) in shares outstanding	2,237,197	(1,993,706)
Shares outstanding, end of period	4,924,544	2,687,347
Investor Class:(a)
Beginning of period	19,143	8,059
Shares sold	279,619	11,740
Shares redeemed	(36,878)	(656)
Net increase in shares outstanding	242,741	11,084
Shares outstanding, end of period	261,884	19,143
Class A:(b)
Beginning of period	–	–
Shares sold	23,142	–
Shares redeemed	(3,415)	–
Net increase in shares outstanding	19,727	–
Shares outstanding, end of period	19,727	–
Class C:
Beginning of period	8,760	7,843
Shares sold	340,278	1,855
Shares redeemed	(7,138)	(938)
Net increase in shares outstanding	333,140	917
Shares outstanding, end of period	341,900	8,760

(a)	On December 1, 2017, Class A was renamed Investor Class.
(b)	A new Class A commenced operations on June 29, 2018.

26	www.cloughglobal.com

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year, short-term securities, and Long Term U.S. Government obligations, for the year ended October 31, 2018, are listed in the table below.

Cost of Investments Purchased	Proceeds From Investments Sold
$97,137,286	$67,309,632

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: Clough Capital serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, the Adviser receives an annual investment advisory fee of 1.35% based on the Fund’s average daily net assets, paid monthly. The Adviser has agreed contractually to limit the operating expenses of each class of the Fund (excluding Rule 12b-1 Distribution and Service Fees, Shareholder Services Fees, acquired fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, and litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.60% through February 28, 2020. The Adviser is permitted to recover, on a class-by-class basis, any fees waived and/or expenses reimbursed pursuant to the waiver agreement described above to the extent that such recovery does not cause total annual operating expenses to exceed the expense limitation in effect (i) at the time the fees and/or expenses to be recovered were waived and/or reimbursed and (ii) at the time of such recovery. The Adviser will not be entitled to recover any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees were waived or expenses were reimbursed. The Adviser may not terminate this waiver arrangement without the approval of the Fund’s Board.

As of October 31, 2018, the balances of future recoupable expenses were as follows:

	Expires in 2019	Expires in 2020	Expires in 2021	Total
Class I	$(537,227)	$(429,730)	$(397,552)	$(1,364,509)
Investor Class	$(470)	$(1,398)	$(21,047)	$(22,915)
Class A	$–	$–	$(366)	$(366)
Class C	$(734)	$(968)	$(17,407)	$(19,109)

Administration Agreement: The Fund currently employs ALPS Fund Services, Inc. (“ALPS”) under an administration agreement to provide certain administrative services to the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee based on the Fund’s average daily net assets, paid monthly.

Transfer Agency and Service Agreement: ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.

Distribution and Shareholder Services Plan: The Fund has adopted a separate plan of distribution for Investor Class, Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

The Plans allow the Fund, as applicable, to use Investor Class, Class A and Class C assets to pay fees in connection with the distribution and marketing of Investor Class, Class A and Class C shares and/or the provision of ongoing servicing for the benefit of shareholders. Each Plan permits payment for services in connection with the administration of plans or programs that use Investor Class, Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class and Class A shares, and 1.00% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Investor Class, Class A and Class C shares, respectively, on an ongoing basis, over time they will increase the cost of an investment in Investor Class, Class A and Class C shares. For example, the Class C Plan fees may cost an investor more than the Investor Class and Class A Plan sales charges over time.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going servicing for the benefit of shareholders performed by such financial intermediaries for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain additional criteria in order to continue to receive 12b-1 fees. For Class C shares, the Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup the expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for Class C Plan compensation beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, such as when a financial intermediary is removed as the broker of record or a financial intermediary fails to meet certain qualification standards to be eligible to continue to be the broker of record.

Annual Report | October 31, 2018	27

Clough Global Long/Short Fund	Notes to Financial Statements

October 31, 2018

Shareholder Services Plan for Investor Class and Class A Shares: The Fund has adopted a non-12b-1 shareholder services plan (the “Services Plan”) with respect to the Fund’s Investor Class and Class A shares. Under the Services Plan, the Fund is authorized to pay financial intermediaries an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Investor Class and Class A shares of the Fund attributable to or held in the name of the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. These activities may include, but are not limited to, establishing and maintaining Fund shareholder accounts on a transaction processing and record keeping system, providing Fund shareholders with the ability to access current Fund information, including without limitation, share balances, dividend information and transaction history, and permitting the Fund’s transfer agent to receive order instructions from or on behalf of Fund shareholders for the purchase or redemption of Shares. None of these activities include distribution services. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such servicing shall be reimbursed to the Fund.

6. AFFILIATED TRANSACTIONS

The Fund may engage in cross trades with an affiliate pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions from or to another registered investment company, or any account which is considered an affiliated account by reason of having a common investment adviser. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Fund’s procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment or cash credit (to be used to purchase shares of the Fund involved) against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the Fund. During the year ended October 31, 2018 the Fund did not engage in cross trades.

7. INDEMNIFICATION

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted, management is currently evaluating the impact of the new disclosures to the financial statements.

28	www.cloughglobal.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Clough Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Clough Global Long/Short Fund, constituting the Clough Funds Trust, (the “Trust”), including the statement of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from September 30, 2015 (commencement of operations) through October 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from September 30, 2015 (commencement of operations) through October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2015.

Boston, Massachusetts

December 21, 2018

Annual Report | October 31, 2018	29

Clough Global Long/Short Fund	Additional Information

October 31, 2018 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

The Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, are available without charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

30	www.cloughglobal.com

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Independent Trustees
Clifford J. Weber 1963	Trustee and Chairman	Trustee since 2015 and Chairman since 2017	Mr. Weber is the founder of Financial Products Consulting Group, LLC (a consulting firm). Prior to starting Financial Products Consulting Group, he was the Executive Vice President – Global Index and Exchange Traded Products of the NYSE, a subsidiary of Intercontinental Exchange, from 2013 to 2015. Previously, Mr. Weber was the Executive Vice President – Head of Strategy and Product Development of NYSE Liffe U.S., a division of NYSE Euronext, from 2008 to 2013, and held various positions with the American Stock Exchange from 1990 to 2008.	4	Janus Detroit Street Trust (7 funds); Clayton Street Trust (3 funds); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1 fund); Global X Funds (64 funds).
Jeremy W. Deems 1976	Trustee	Since 2015	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC (an administrative services company) from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	2	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); ALPS Variable Investment Trust (9 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund).
James M. Maxwell 1954	Trustee	Since 2015	Mr. Maxwell is President of SPAD Associates (a private investigation and consulting company). Prior to joining SPAD Associates, he was the Vice President of Corporate Security for Credit Suisse from 2006 to 2008. Previously, he was a Special Agent with the Federal Bureau of Investigation from 1982 to 2006.	1	None

Annual Report | October 31, 2018	31

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustees
Edmund J. Burke 1961	Trustee and President	Since 2015	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”), a wholly-owned subsidiary of DST Systems, Inc. (“DST”), (since 2005) and ALPS Advisers, Inc. (“AAI”) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”). Mr. Burke is an “interested person” because of his positions with APSD and its affiliates.	5	Mr. Burke is a Trustee/Director of Financial Investors Trust (33 funds); Liberty All-Star Equity Fund (1 fund); Liberty All-Star Growth Fund, Inc. (1 fund); Clough Global Equity Fund (1 fund); Clough Global Dividend and Income Fund (1 fund); Clough Global Opportunities Fund (1 fund); ALPS ETF Trust (20 funds).
Kevin McNally 1969	Trustee	Trustee since 2017	Mr. McNally has over 24 years of industry experience focusing almost exclusively on closed-end funds. Mr. McNally is currently a Managing Director at Clough and serves as the portfolio manager for an investment fund advised by Clough that invests primarily in closed-end funds. Prior to joining Clough Capital Partners L.P. in 2014, he served as the Director of Closed-End Funds at ALPS Fund Services, Inc. from 2003 to 2014, was Director of Closed-End Fund and ETF Research at Smith Barney, a division of Citigroup Global Markets, Inc. from 1998 to 2003, and Director of Closed-End Fund and ETF Marketing at Morgan Stanley Dean Witter Discover & Co. from 1997 to 1998. Previously, he was an analyst covering closed- end funds in the Mutual Fund Research Department at Merrill Lynch, Pierce, Fenner, & Smith, Inc. from 1994 to 1997, and also was Manager of the Closed-End Fund Marketing Department at Prudential Securities from 1992 to 1994. Mr. McNally received a Bachelor of Arts degree from the University of Massachusetts at Amherst in 1991 and an MBA in Finance from New York University’s Stern School of Business in 1998.	4	Clough Global Dividend & Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund

32	www.cloughglobal.com

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers
Jill Kerschen 1975	Treasurer	Since 2017	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller. She currently serves as Treasurer of Reaves Utility Income Fund and Assistant Treasurer of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund.
Karen S. Gilomen 1970	Secretary	Since 2017	Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Ms. Gilomen is also the Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.
Ted Uhl 1974	Interim Chief Compliance Officer (“CCO”)	Since 2017	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Financial Investors Trust, Index Funds, Reality Shares ETF Trust, Reaves Utility Income Fund and XAI Octagon Floating Rate & Alternative Income Term Trust and the Interim CCO of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

Annual Report | October 31, 2018	33

Clough Global Long/Short Fund	Trustees & Officers

October 31, 2018 (Unaudited)

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Sareena Khwaja-Dixon 1980	Assistant Secretary	Since 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. and Assistant Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.
Sharon Akselrod, 1974	Assistant Secretary	Since 2018	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust, ALPS ETF Trust, Principal Real Estate Income Fund and ALPS Variable Investment Trust.

*	All communications to Trustees and Officers may be directed to Clough Funds Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203, except for Mr. McNally. For Mr. McNally, all communications may be sent to Clough Capital Partners L.P., One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Officers are elected on an annual basis.

***	The Fund Complex consists of the Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. Mr. Burke is a member of the Board and the President of each such fund. Mr. Weber and Mr. McNally are members of the Board of each such fund other than the Clough China Fund. Mr. Deems is a member of the Board of the Fund and Clough China Fund.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-855-425-6844.

34	www.cloughglobal.com

Clough Global Long/Short Fund	Privacy Policy

October 31, 2018 (Unaudited)

FACTS	WHAT DOES THE CLOUGH GLOBAL LONG/SHORT FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social security number and income;

•      Account balances and transaction history;

•      Assets and investment experience.

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share such information; and whether you can limit this sharing

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes—to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 855.425.6844 or go to www.cloughglobalfunds.com.

WHO WE ARE
Who is providing this notice?	Clough Global Long/Short Fund
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you open an account, provide account information or give us your contact information, make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     sharing for affiliates’ everyday business purposes — information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Annual Report | October 31, 2018	35

Clough Global Long/Short Fund	Privacy Policy

October 31, 2018 (Unaudited)

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.
Other Important Information
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

36	www.cloughglobal.com

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics referenced in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics referenced in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated Jeremy Deems, as the registrant’s “Audit Committee Financial Experts.” Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $30,000 and $30,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $13,000 and $13,000, respectively. The fiscal year 2018 and 2017 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)	All Other Fees: For the registrant’s fiscal years ended October 31, 2018 and October 31, 2017, no fees were billed to registrant by the principal accountant for services rendered.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee or to its delegate as provided in the audit committee charter.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $0 and $0 in the fiscal years ended October 31, 2018 and October 31, 2017, respectively, other than those fees set forth in response to paragraph (c) of this Item.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 13. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable to registrant.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	January 3, 2019

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer/Principal Financial Officer

Date:	January 3, 2019